CONTRAT

                                     entre

INOTEB S.A.
3, Villa de l'Industrie
93400 Saint-Ouen
France                                                ci-apres INOTEB d'une part

representee par

                                      et

3H HUMAN HEALTH HIGHTECH
PUBLIC LIMITED COMPANY
Societe enregistee a Dublin sous n(degree)228980
ayant son siege:
ICC House, 17 Dame Street, Dublin 2
Irelande                                                ci-apres 3H d'autre part

representee par

Il a ete convenu ce qui suit:

art. 1 exclusivite

Inoteb concede a 3H, qui l'accepte, la lecence exclusive et unique de la distribution de tous les produits actuellement fabriques par Inoteb. Le sort des produits futurs est regle par les articles 18 et 19. A ces conditions, ils font partie integrante de la presente convention.

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art. 2 territoire

Les droits concedes par Inoteb a 3H's entendent pour le monde entier a l'exclusion de la France.

art. 3 duree

La presente convention est conclude pour une duree de 15 annees. Elle sera cependant automatiquement prolongee par tacite reconduciton de deux annees aussi longtemps que Inoteb fabriquera les produits faisant l'objet de la presente convention d'une part et aussi longtemps sera au benefice des brevets protegeant ses produits, d'autre part. La denonciation de cette reconduction pourra etre faite par l'une ou l'autre partie par lettre recommandee avec AR six mois au moins avant la fin de la periode en cours.

art. 4 brevets

Les brevets mentionnes a l'article 3 font l'objet d'une liste exhaustive annexee au present contrat sous annexe n(degree)1, laquelle est reputee faire partie integrante du present contrat. Tous les brevets complementaires ou les ameliorations dont pourra beneficier Inoteb seront listees dans l'annexe 2. Les conditions d'acquisition des droits d'exloitation, d'emption ou de preemption sont definies dans les articles 18 et 19. L'annexe 2 est reputee faire partie integrante du present contrat.

art. 5 production

Les droits concedes par Inoteb sont a l'exclusion de la production pour laquelle Inoteb se reserve le droit exclusif. Inoteb's engage a produire ou a faire produire ses produits selon les normes d'assurance qualite internationales en vigueur.

En revanche, si et des que Inoteb cesserait de produire ou de faire produire l'un des produits faisant l'objet de la presente convention, 3H aurait alors egalement et automatiquement le droit d'en assurer la production, sauf dans le cas ou le produit serait arrete volontairement pour etre remplace par un autre considere par Inoteb plus adapte ou plus performant que le precedent.

Ce droit de production appartiendra egalement et automatiquement a 3H si, contre toute attente. Inoteb devait produire de maniere insuffisante et durablement, pour satisfaire en temps normal aux commandes de 3H ou d'une ou plusieurs des societes auxquelles elle aura sous-concede tout ou partie des droits faisant l'objet de la presente convention.

Ce droit de production sera egalement transfere a 3H en cas de violation du droit d'emption et de preemption concede a 3H par l'article 7.


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Des que 3H sera en droit de produire, Inoteb transferera immediatement, sans autre contrepartie a 3H le know how permettant de produire.

art. 6 sous-concession

Pour assurer l'execution de la presente convention conclue pour le monde entier a l'exclusion de la France, 3H sera amenee a conceder a son tour, en tout ou partie, les droits de la presente convention a des tiers qui se verront attribuer des territoires delimites. Il est cependant stiuple que 3H le fera sous son entiere et exclusive responsabilite vis-a-vis de Inoteb.

3H reversera a Inoteb 10% du prix d'acces a la sous-licence recu des tiers vises a ce paragraphe, en echange de l'aide apportee au recrutement de ces tiers et a leur formation initiale.

art. 7 propriete des brevets

Inoteb demeurera exclusif proprietaire de ses brevets existants ou futurs. Cependant Inoteb concede a 3H un droit d'emption des dits brevets que 3H pourra exercer en tout ou partie, a son gre, que dans le cas ou

            1) Inoteb viendrait a cesser la production par elle-meme ou ses sous-traitants d'un produit et ce pour le brevet concerne par ce produit, sauf dans le cas ou le produit serait arrete volontairement pour etre remplace par un autre considere par Inoteb plus adapte ou plus performant que le precedent.

            2) Inoteb viendrait a tomber en faillite, ferait l'objet d'un concordat judiciaire ou encore serait l'objet d'une mise sous controle judiciare quelconque et ce pour tous les brevets qui pourront interesser 3H.

En outre, Inoteb concede a 3H un droit de preemption pour ces memes brevets.

Les droits d'emption ou de preemption s'entendent pour la vie des brevets et/ou de leur extension et/ou amelioration.

Pour le droit d'emption, le prix que 3H aurait alors a payer serait etabli comme suit.

            - Pour les brevets dont les produits sont en exploitation par 3H depuis au moins 3 ans, 3H paierait a Inoteb 3 fois le benefice net annuel moyen, apres impot retire, realise par Inoteb et issu de la vente du produit protege par le brevet en question, a 3H ou a ses sous-licencies. Le benefice net annuel moyen serait determine par la moyenne des 3 dernieres annees fiscales.

            - Pour les brevets dont les produits sont en exploitation depuis moins de 3 ans par 3H, 3H paiera a Inoteb 3 fois le benefice net annuel moyen, apres impot retire, realise par Inoteb et issu de la vente du produit protege par le brevet en question, a 3H ou a ses sous-licencies. Le benefice net annuel moyen serait determine soit par la moyenne des deux annees fiscales considerees, soit par le benefice de la seule annee d'exploitation. Le prix sera augmente des depenses de protection industrielle engagees par Inoteb pour le dit brevet depuis la signature du contrat avec 3H.


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            - Pour les brevets dont les produits ne sont pas en exploitation par
3H, 3H paierait a Inoteb le prix de laprotection industrielle depense par Inoteb ou ses filiales depuis le depot initial du brevet.

Tant et aussi longtemps que Inoteb sera exclusif proprietaire de ses brevets, Inoteb s'engage a en assurer le maintien dans la mesure ou et tant que la loi le rendra possible. Inoteb est tenue de combattre juridiquement et a ses propres frais toute atteinte portee a ses brevets. En contrepartie tant qu'Inoteb assure la vente des produits a 3H ou a ses sous-licencies, les royalties sont inclues dans le prix de vente d'Inoteb. En revanche si Inoteb n'assurait pas elle-meme cette vente, elle aurait droit a des royalties au titre de ses brevets, dont le montant serait de 5% du chiffre d'affaires realise par 3H et ses sous-licencies, pour autant que ces royalties additionnes aux prix de vente a 3H ou a ses sous-licencies respectent l'article 14.

art. 8 enregistrements

Inoteb's s'engage a transmettre a 3H et/ou a ses sous-licencies les documents en sa possession utiles a l'obtention de l'enregistrement dans les pays concernes.

art. 9 documentation

Inoteb livrera gratuitement, a la demande de 3H, les elements de la documentation figurant sur une liste jointe an annexe 3 enumerant les documents existants sur les produits consideres. Inoteb fournira les renseignements techniques relatifs a ses produits.

art. 10 formation

Inoteb's engage a fournir a 3H l'assistance en matiere d'information et de formation initiale tant aupres de 3H qu'aupres des tiers mentionnes a l'article 6, en vue de faciliter la promotion et l'utilisation des produits. Les frais de deplacement eventuels seront a la charge de 3H.

art. 11 marques

Les marques restent la propriete d'Inoteb, cependant la presente licence donne droit a l'exploitation des produits sous leur nom de marque. En contre partie des royalties sont inclues dans le prix de vente d'Inoteb, mais si Inoteb n'assurait pas elle-meme cette vente, elle aurait droit a des royalties au titre de ses marques, dont le montant serait de 2% du chiffre d'affaires realise par 3H et ses souslicencies, pour autant que ces 2% additionnes aux prix de vente a 3H ou a ses sous-licencies respectent l'article 14.

art. 12 achats a Inoteb et ventes aux tiers

3H et les tiers mentionnes a l'article 6 achetent a Inoteb et vendent a leur clientele les produits sous contrat a leur nom et pour leur propre compte.


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art. 13 publicite et papier a lettre

3H et les tiers mentionnes a l'article 6 sont autorises a utiliser les marques et signes distinctifs de Inoteb dans leur publicite et leur papier a lettre. Ils feront la dite publicite en leur nom, pour leur propre compte et a leurs frais.

Les documents nouveaux qui seraient crees par 3H ou par ses sous-licencies concernant les produits seront prealablement a leur diffusion soumis a l'accord ecrit de la Direction Scientifique et Medicale d'Inoteb.

art. 14 prix pratiques par Inoteb

Inoteb ne pourra facturer a 3H et aux tiers mentionnes a l'article 6 aucun produit a un prix superieur a celui auquel elle vendra le meme produit a son representant ou concessionnaire en France. Si les autorites competentes d'un ou de plusieurs pays devaient exiger des prix de vente a la clientele arretes a un montant ne permettant pas a 3H et aux tiers mentionnes a l'article 6 de realiser un profit equitable, Inoteb s'emploiera alors a ajuster ses propres prix pour le ou les pays concernes aux fins de permettre ce profit equitable.

art. 15 concurrence

3H ne peut travailler pour le compte d'aucun concurrent direct de Inoteb sans le consentement ecrit prealable de Inoteb.

art. 16 autres obligations de Inoteb

Inoteb s'engage a livrer a 3H et aux tiers mentionnes a l'article 6 les produits sous contrat en temps utile et en quantite suffisante. Inoteb s'interdit de livrer les produits concernes par le present contrat hors de France, si ce n'est a 3H ou a ses sous-licencies. Toutefois cet article ne s'applique pas pour les distributeurs d'Inoteb existants au jour de la signature du present contrat et dont la liste est en annexe 4. Cette derogation s'appliquera pendant toute la duree de leur contrat qui ne pourra etre ni renouvele ni prolonge, sauf accord de 3H. Si l'un des tiers mentionnes a l'article 6 ne respectait pas l'exclusivite concedee a un autre tiers, 3H en informera Inoteb qui ne livrera au dit tiers qu'en accord avec 3H qui pourra exiger la cessation de toute livraison a ce tiers. En revanche, si 3H ou l'un des tiers mentionnes a l'article 6 ne respectait pas l'exclusivite concedee par Inoteb a un distributeur existant sur la liste en annexe 4, Inoteb pourrait cesser toute livraison a ce tiers.

art. 17 autres obligations de 3H

Dans les 60 jours qui suivront la signature de la presente convention 3H s'engage irrevocablement a verser a Inoteb une somme de FF 1.000.000 (un million de francs francais).

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En outre 3H s'engage a faire realiser a Inoteb, directement, ou par les tiers mentionnes a l'article 6, un chiffre d'affaires minimal de 7.500.000 (sept millions et demi de francs francais), entre la date de la signature du present contrat et le 31 decembre 1997.

Si l'une ou l'autre de ces deux conditions ne devait pas etre remplie par 3H, Inoteb serait en droit de se departir de la presente convention.

art. 18 produits futurs

Les futurs produits enumeres dans le present article, soit ceux concernant directement ou indirectement

            A - les applications pour l'osteoporose
            B - la colle biologique autologue
            C - le corail additionne d'un facteur de croissance,

seront automatiquement inclus dans la presente convention pour autant que 3H satisfasse aux conditions suivantes:

      a - au versement de cash
            pour A: paiement a Inoteb de 2.000.000 (deux millions de francs francais).

            pour B: paiement a Inoteb de 3.000.000 (trois millions de francs francais).

            pour C: paiement a Inoteb de 1.500.000 (un million et demi de francs francais).

      b - selon l'echeancier suivant

                  500'000 FF au 30 juin 1995
                  500'000 FF au 30 septembre 1995
                2'250'000 FF au 31 decembre 1995
                1'625'000 FF au 30 juin 1996
                1'625'000 FF au 31 decembre 1996

Au cas ou 3H ne verserait pas la totalite des sommes convenues dans les delais convenus, les droits de licence exclusive ne lui seraient pas acquis.

art. 19 produits futurs autre que ceux mentionnes a l'article 18

Par le paiement de la somme totale de FF 6.500.000 (six millions et demi de francs francais) mentionnee a l'article 18, 3H obtient en outre un droit de preemption pour tout autre nouveau produit


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de Inoteb.
Les droits de licence
exclusive ne seraient acquis a 3H qu'a condition d'avoir verse les sommes necessaires au financement de la R&D ou une somme au moins egale a celle proposee par un autre partenaire pour acquerir ces memes droits.

art. 20 amelioration et derives des produits

Les ameliorations et derives de produits existants ou futurs sont reputes suivre sans autre le sort des produits originaux eux-meme dans le sens de la presente convention.

art. 21 droit applicable

Le droit francais est exclusivement applicable a la presente convention.

art. 22 clause arbitrale et for

Pour tout litige pouvant opposer les parties, s'il ne peut etre resolu a l'amiable, sera de la competence exclusive du Tribunal Arbitral de la Chambre Internationale Commerce de Paris.


                          Fait a Paris le May 13, 1995


INOTEB S.A...............................................


3H HUMAN HEALTH HIGHTECH PUBLIC LIMITED COMPANY................................